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                                                           Exhibit (10)(xiv)(c)



                             BORDEN CHEMICAL, INC.
                              1997 INCENTIVE PLAN


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
Participation            Management staff with ability to impact company performance
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Financial Measurement    EVA
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Target Award             Percentage of salary. Based on market data.
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Target Weight            100% Financial, modified + or -20% by Performance vs. Individual Performance Objectives (IPOs)
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Award Amount             Infinite, both + and -
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Banking                  Award Amount in excess of 100% Target Award or below 0 Target Award is banked
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Award Payment            Target Award plus 1/3 of bank;
                         Negative amount is paid off as follows:
                              50% in each of the next two years an award is generated
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